© HC2 HOLDINGS, INC. 2021 HC2 Holdings, Inc. Q1 2021 Earnings Release Supplement May 7, 2021

© HC2 HOLDINGS, INC. 2021 Safe Harbor Disclaimers Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding our expectations regarding entering definitive agreements in respect of and consummating potential divestitures of any of our subsidiaries, our ability to successfully consummate previously announced acquisitions, HC2’s inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact HC2’s business operations, financial performance, results of operations, financial position, the prices of HC2’s securities and the achievement of HC2’s strategic objectives, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on HC2’s financial position. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on HC2’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of HC2 and HC2’s subsidiaries to raise capital; the ability of HC2’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise. 2

© HC2 HOLDINGS, INC. 2021 Safe Harbor Disclaimers Non-GAAP Financial Measures In this earnings release supplement, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part. 3

© HC2 HOLDINGS, INC. 2021 Full Year 2020 Summary Reshaping a New HC2 ■ Portfolio coalesces around Infrastructure, Life Sciences and Spectrum ■ Steady financial performance amidst trailing effects of COVID-19 ■ Pending Banker Steel acquisition adds to DBM's infrastructure opportunity ■ Pending Insurance sale sharpens focus and adds $65M to balance sheet ■ Successful debt financing in February enhances capital structure 4

Debt Refinancing

Balance Sheet Initiatives

Debt

- Completed refinancing with $330M senior secured note offering
  - Extended maturity to 2026
  - Reduced cost of debt by 300 bps
  - Repaid $15M revolver in full
- Extended maturity of ~$52M of senior convertible notes to 2026
- Amended revolving credit facility
  - Extended maturity to 2024
  - Facility increased to $20M
  - Borrow rate lowered by 100 bps

Equity

- Completed $65M common stock rights offering in late 2020
  - Transaction included ~$27M from Lancer Capital
  - Bolstered Holdco liquidity in advance of 1Q21 refinancing

March 2021 vs. December 2019

- No material near-term Holdco debt maturities
- Lower cost of debt
- Strong collateral coverage
- Improved liquidity position
- Increased financial flexibility

Senior Secured Debt Annual Interest Savings

~$26M

Decrease in Holdco Debt Outstanding

$155M

Non-operating Corporate Cash & Cash Equivalents

~$36M

Secured Debt Collateral Coverage

> 2.0x

Enhanced Capitalization Paves Way for Future Portfolio Growth and Value Creation Opportunities

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Pending Acquisition of Banker Steel Company

Business Description

- Founded in 1997, Banker Steel is a full-service structural steel fabricator and erector, based in Lynchburg, VA with approx. 1,600 employees
- Fabrication facilities in Lynchburg, VA; Orlando, FL; and Plainfield, NJ totaling 565,000 ft^2 specializing in projects up to 25,000 tons
- 3D Modeling, BIM capabilities, Design-Build/Design-Assist, Engineering and Detailing, and Fabrication and Erection capabilities similar to Schuff Steel

Transaction Overview

- Purchase Price: $145 million, less customary closing adjustments
- Closing expected during Q2 2021, subject to a financing contingency
- Entire management team, including Don Banker, remaining post-acquisition

Benefits of Transaction

- ✓ Geographic expansion of DBM into East Coast & South East markets
- ✓ Fabrication & Erection and Engineering Services businesses complimentary
- ✓ Significant contract backlog and pipeline
- ✓ Expect additional operating synergies as result of scale and geographic diversity
- ✓ Leverage core competencies of both businesses

Banker Steel Family of Companies

DERR & ISBELL CONSTRUCTION

INNOVATIVE Detailing and Engineering Solutions

MEMCO LLC Erectors of Structural Steel and Precast Concrete

NYC CONSTRUCTORS LLC

LYNCHBURG Freight & Specialty

Recent Notable Projects


One Vanderbilt
New York, NY


Hudson Yards
New York, NY


Barclays Center
New York, NY


Washington Nationals Ball Park
Washington D.C.

Key Relationships

Turner

HOLDER

AECOM

J.P.Morgan

Tutor Perini

lendlease

CLARK CONSTRUCTION

SILVERSTEIN PROPERTIES

SL GREEN REALTY CORP.

RYAN

Austin

HINES SINCE 1892

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Pending Sale of Insurance Segment

HC2's Insurance segment consists of: Continental Insurance Group Ltd. and its wholly-owned subsidiaries, Continental General Insurance Company and Continental LTC Inc. (collectively "Continental")

CONTINENTAL LTC INC.

Transaction Overview

- Signed Definitive SPA in March 2021, following receipt of an Indication of Interest in December 2020; transaction unanimously approved by HC2's disinterested Board members
- Buyer of the segment is Continental General Holdings LLC [(1)]
- Transaction values Continental at ~$90 million, consisting of a combination of $65 million in cash plus certain HC2 affiliate assets held by Continental
- Closing subject to receipt of required regulatory approvals (including review and approval by the Texas Department of Insurance), receipt of other required consents and approvals and customary closing conditions
- Modified securities held by Continental: HC2 Preferred maturity extended 5 yrs, DBMG Preferred converted from perpetual to a 5-yr maturity

✓ Allows HC2 to focus on three core businesses: Infrastructure, Life Sciences, Spectrum

✓ Strengthens liquidity position:

$65M

Cash Proceeds to Balance Sheet

(1) Continental General Holdings LLC is an entity controlled by Michael Gorzynski, a director of the company and beneficial holder of 6.6% shares of the company's outstanding common stock.

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Q1 2021 Financial Highlights

Revenue		
($ millions)	1Q21	1Q20
Infrastructure	$ 161.3	$ 176.5
Spectrum	10.5	10.1
Consolidated HC2	$ 171.8	$ 186.6

Non-GAAP Adjusted EBITDA(1)		
($ millions)	1Q21	1Q20
Infrastructure	$ 11.3	$ 9.0
Life Sciences	(6.2)	(4.2)
Spectrum	0.8	(1.0)
Non-operating Corporate	(4.0)	(5.0)
Other & Eliminations	(0.9)	(1.7)
Consolidated HC2	$ 1.0	$ (2.9)

Consolidated Q1 Results

- Revenue decreased $14.8M or 7.9% driven by lower Infrastructure contribution
- Net income attributable to common stock and participating preferred stockholders of $12.2M
- Adjusted EBITDA increased $3.9M

Infrastructure

- $11.3M in Adjusted EBITDA; contracted backlog of $522.7M (Adjusted ~$768M(2)), compared to $394.5M at 12/31/20

Spectrum

- $0.8M in Adjusted EBITDA
- Second consecutive quarter of positive Adjusted EBITDA contribution

Life Sciences

- R2 continued to scale operations to support the commercial launch of Glacial Rx in the U.S. (April 2021) and Glacial Spa in China (planned Q2 2021), as well as further development of the product platform
- MediBeacon preparing for its Pivotal Clinical Study for use of the TGFR system for renal monitoring

Non-operating Corporate

- Recurring SG&A down 20% Y/Y as a result of cost reduction initiatives implemented in 2020

Steady Q1 Performance Amidst Trailing Effects of COVID-19

(1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(2) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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© HC2 HOLDINGS, INC. 2021 Current Credit Picture 9 ($ millions) Debt Summary ($ millions) Maturity Mar-21 Dec-20 11.50% Senior Secured Notes 2021 $ — $ 340.4 8.50% Senior Secured Notes 2026 330.0 — 7.50% Convertible Senior Notes 2022 3.2 55.0 7.50% Convertible Senior Notes 2026 51.8 — Line of Credit (1) 2021 — 15.0 Infrastructure Debt Various 109.0 110.5 Spectrum Debt Various 55.4 55.7 Total Principal Outstanding $ 549.4 $ 576.6 Unamortized OID and DFC (3.3) (15.1) Total Debt $ 546.1 $ 561.5 Cash & Cash Equivalents (2) 54.2 43.8 Net Debt $ 491.9 $ 517.7 (1) Borrowing rate on Line of Credit reduced from LIBOR plus 6.75% to LIBOR plus 5.75% in February 2021. (2) Excludes cash included in Discontinued Operations. (3) Debt Maturity Profile excludes Preferred Stock and capital leases (4) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation.

Segment Highlights - Infrastructure

DBM Global ("DBM")

Overview

- Backlog mix, timing of project work, and industrial services delays contributed to the decline in revenue in Q1 2021
- Adjusted EBITDA increase was driven by high-margin modeling & detailing work and mix/timing of commercial project work underway
- Contract backlog is up $128M or 32% from year-end
- Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$768M; provides visibility into 2022

Near-Term Focus

- Completing the previously announced acquisition of Banker Steel; closing expected for sometime in Q2 2021
- Well-positioned to take advantage of rebounding commercial and industrial construction markets, and potential opportunities from potential federal infrastructure spending

Financials

($ millions)		1Q21		1Q20
Revenue	$	161.3	$	176.5
Net Income (Loss)	$	—	$	(0.1)
Adjusted EBITDA (1)	$	11.3	$	9.0

Trending Backlog



($ millions)
$1,000
$800
$600
$400
$200
~$768
$485.5
$410.3
$435.9
$394.5
$522.7
1Q20
2Q20
3Q20
4Q20
1Q21
Backlog
Adjusted Backlog

(1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(2) All data as of March 31, 2021 unless otherwise noted.

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Segment Highlights - Life Sciences

Pansend Life Sciences

R2 Technologies

- R2 is an aesthetic dermatology company that has developed medical devices that provide skin lightening, brightening and evening to patients using cold technology that treat and remove brown spots and lesions on the skin
- Received third and final $10M staged investment from Huadong in January 2021 at a post-money valuation of ~$113M
- Glacial RX™
  - Received FDA clearance in September 2020 for expanded indication for the temporary reduction of pain and inflammation
  - Pre-orders started during Q4 2020 with strong early demand from U.S. aesthetic providers; official launch of products in April 2021
- Glacial Spa™
  - Received Chinese government approval in June 2020
  - China commercial launch expected 2H 2021

MediBeacon

- MediBeacon's Fluorescent Agent Platform[2], which has received FDA Breakthrough Device designation for the Transdermal GFR Measurement System ("TGFR"), is the first and only non-invasive system enabling real-time, direct monitoring of kidney function at the point-of-care
- Additional $20M non-dilutive funding commitment received from Huadong
  - $10M was received November 2020 upon FDA confirmation to include China in global study
  - $5M upon dosing of first patient in China clinical study
  - ~$5M reimbursement of legal, development & clinical costs
- Additional $15M milestone payment from Huadong upon FDA approval
- U.S. Pivotal Study expected to begin in second half of 2021
- Global Pivotal Study expanded to include China, starts in early 2022
- Gastrointestinal Health - Current permeability study ongoing with 20 patients

Other Pansend Investments

Genovel Orthopedic, in conjunction with New York University, is developing novel, patented "Mini Knee" and "Anatomical Knee" replacements

Triple Ring is a contract R&D engineering company specializing in medical devices, homeland security, imaging, sensors, fluidics, robotics & mobile healthcare in Silicon Valley and Boston

Summary of Investments

Company	Investment To-Date	Equity %	Fully Diluted %
R2 Technologies	$27.4M	51.3%	46.6%
MediBeacon	$24.9M	47.2%	41.6%
Genovel	$3.7M	80.0%	75.2%
Triple Ring	$3.0M	25.8%	22.9%

(1) Investment-to-date totals and equity ownership percentages are as of March 31, 2021; fully diluted includes all exercisable options and warrants.

(2) MediBeacon agents and devices are not approved for human use by any regulatory agency.

© HC2 HOLDINGS, INC. 2021

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Segment Highlights - Spectrum

HC2 Broadcasting

Overview

- Second consecutive quarter of positive Adjusted EBITDA contribution
- Growth in broadcast revenues at Station Group more than offset the decline in revenue at Azteca, which has been primarily attributable to unrepeated political and U.S. Census advertising campaigns
- Completed carriage deals with Tegna, as launch partner for new network Twist, and with beIN Sports expanding market coverage for beIN Sports Extra to more than 40 stations and launch of new Spanish-language Sports Extra on more than 35 stations
- >80 networks air on HC2's platform as of March 2021

Financials

($ millions)		1Q21		1Q20
Station Group	$	4.5	$	3.5
Network ("Azteca")		6.0		6.6
Revenue	$	10.5	$	10.1
Net Loss	$	(4.4)	$	(5.5)
Adjusted EBITDA (1)	$	0.8	$	(1.0)

Near-Term Focus

- Continue business development and sign up large content providers; strong pipeline of pending lease agreements across multiple markets
- Onboard remaining stations to CentralCast during 2021 and continue processing network optimization initiatives that are expected to increase bandwidth and broadcast coverage areas
- Continue balance sheet improvement
- Construct 17 new stations that we selected from our Construction Permit inventory — average build cost of $180,000 per station
- Explore ATSC 3.0 technologies that offer expanded capability and use of HC2's spectrum

Station Growth



250
200
150
100
50
0
228
207
45
4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21
Central Cast Integrated
Operating Stations

(1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(2) All data as of March 31, 2021 unless otherwise noted.

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© HC2 HOLDINGS, INC. 2021 Appendix Select GAAP Financials & Non-GAAP Reconciliations

© HC2 HOLDINGS, INC. 2021 HC2 Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended March 31, 2021 2020 Revenue $ 171.8 $ 186.6 Cost of revenue 141.3 156.8 Gross Profit 30.5 29.8 Operating expenses: Selling, general and administrative 37.1 38.9 Depreciation and amortization 3.9 4.3 Other operating loss 0.4 0.2 Loss from operations (10.9) (13.6) Other (expense) income: Interest expense (21.4) (19.2) Loss on early extinguishment or restructuring of debt (10.8) (5.8) Loss from equity investees (2.1) (2.5) Other income 3.4 1.5 Loss from continuing operations before income taxes (41.8) (39.6) Income tax (expense) benefit (1.1) 9.7 Loss from continuing operations (42.9) (29.9) Income (loss) from discontinued operations (including gain on disposal of $40.4 million and loss on disposal of $39.3 million for the three months ended March 31, 2021 and 2020, respectively) 51.9 (71.1) Net income (loss) 9.0 (101.0) Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest 3.6 17.9 Net income (loss) attributable to HC2 Holdings, Inc. 12.6 (83.1) Less: Preferred dividends and deemed dividends from conversions 0.4 0.4 Net income (loss) attributable to common stock and participating preferred stockholders $ 12.2 $ (83.5)

© HC2 HOLDINGS, INC. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three months ended March 31, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations HC2 Net Income (loss) attributable to HC2 Holdings, Inc. $ 12.6 Less: Discontinued operations 51.9 Net Income (loss) attributable to HC2 Holdings, Inc., excluding discontinued operations $ — $ (4.2) $ (4.4) $ (30.8) $ 0.1 $ (39.3) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.4 — 1.5 — — 3.9 Depreciation and amortization (included in cost of revenue) 2.3 — — — — 2.3 Other operating (income) expenses — — 0.4 — — 0.4 Interest expense 1.9 — 2.3 17.2 — 21.4 Other (income) expense, net 0.2 — 0.4 (4.0) — (3.4) Loss on early extinguishment or restructuring of debt — — 0.9 9.9 — 10.8 Income tax (benefit) expense — — — 1.1 — 1.1 Noncontrolling interest — (2.1) (0.5) — (1.1) (3.7) Share-based compensation expense — 0.1 0.1 0.4 — 0.6 Nonrecurring Items 0.2 — — 0.5 — 0.7 COVID-19 Costs 3.9 — — — — 3.9 Acquisition and disposition costs 0.4 — 0.1 1.7 0.1 2.3 Adjusted EBITDA $ 11.3 $ (6.2) $ 0.8 $ (4.0) $ (0.9) $ 1.0

© HC2 HOLDINGS, INC. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA (in millions) Three months ended March 31, 2020 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations HC2 Net Income (loss) attributable to HC2 Holdings, Inc. $ (83.1) Less: Discontinued operations (71.1) Net Income (loss) attributable to HC2 Holdings, Inc., excluding discontinued operations $ (0.1) $ (3.2) $ (5.5) $ (25.8) $ 22.6 $ (12.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.6 — 1.7 — — 4.3 Depreciation and amortization (included in cost of revenue) 2.3 — — — — 2.3 Other operating (income) expenses 0.2 — — — — 0.2 Interest expense 2.2 — 3.2 13.8 — 19.2 Loss on early extinguishment or restructuring of debt — — — 5.8 — 5.8 Other (income) expense, net 0.2 — 0.6 (2.4) — (1.6) Income tax (benefit) expense 0.2 — — (0.4) (9.5) (9.7) Noncontrolling interest — (1.0) (1.1) — (15.7) (17.8) Share-based compensation expense — — 0.1 1.4 — 1.5 Nonrecurring Items 0.9 — — 1.4 — 2.3 COVID-19 Costs 0.4 — — — — 0.4 Acquisition and disposition costs 0.1 — — 1.2 0.9 2.2 Adjusted EBITDA $ 9.0 $ (4.2) $ (1.0) $ (5.0) $ (1.7) $ (2.9) 16